February 2018 Relieving pain…….Improving lives Exhibit 99.1

Special Note Regarding Forward-Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, among other things, relate to our business strategy, goals and expectations concerning our product candidates, future operations, prospects, plans and objectives of management. The words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases are used to identify forward-looking statements in this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. This presentation is intended to be nonpromotional and for investor discussion purposes only. The information provided herein contains references to investigational products and use of these products has not been approved by the FDA. The safety and efficacy of the investigational use of these development products has not been determined. There is no guarantee that the investigational use listed will be filed with and/or approved for marketing by any regulatory agency. These forward-looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law.

Company Highlights Specialty pharmaceutical company focused on hospital and related settings with late stage investigational product, IV Meloxicam, targeting management of moderate to severe pain Filed New Drug Application for IV Meloxicam in July 2017; Received FDA acceptance for review in September 2017 (PDUFA Date- May 26, 2018) Multiple therapeutics in clinical development for hospital and related settings Non-opioid, alpha 2 agonist for peri-procedural use; Recent acquisition of Neuromuscular Blockers (NMB) and related reversal agents from Cornell University Used for rapid induction and reversal of neuromuscular blockade Revenue and cash flow positive contract development and manufacturing (CDMO) business Estimated Cash position-$64 million @ 12/31/17* $100 million credit facility secured on November 17, 2017 Three tranches- $60M at closing; $20M at NDA approval; $20M after demonstrating early commercial traction Substantial reduction of our cost of capital after full repayment of existing debt; Provides funding for IV Meloxicam approval milestone Interest only structure allows for reinvestment of CDMO’s cash flows in value accretive commercial activities Experienced management team with significant development, regulatory and commercial experience *Our estimate of our cash, cash equivalents and investments as of December 31, 2017 is an estimate prepared by management in good faith based upon internal reporting and expectations as of and for the year ended December 31, 2017. This estimate is preliminary, and unaudited, and may be revised as a result of management's further review of our results.  We and our auditors have not completed the year end  procedures as of and for the year ended December 31, 2017, and there can be no assurance that our final results for this period will not differ from this estimate.

Experienced Management Gerri Henwood – President and CEO Founded Recro Pharma (REPH, NASDAQ), Auxilium Pharmaceuticals (AUXL, NASDAQ) and IBAH (former NASDAQ Co. – acquired 1998); GSK Michael Celano – COO Over 35 years of financial/operating leadership experience – Kensey Nash, BioRexis, Orasure, Arthur Andersen/KPMG John Harlow – EVP, Commercial Over 20 years of commercial experience – Endo, Novartis, King/Pfizer, Shionogi Randy Mack – SVP, Development Over 25 years of clinical development experience – Adolor, Auxilium, Abbott Labs and Harris Labs Stewart McCallum MD – CMO Over 10 years of GSK Clinical experience – Development experience; past clinical Investigator, KOL and Stanford U Ryan Lake – CFO Over 15 years of senior financial experience – Aspire Bariatrics, DSM Biomedical, Kensey Nash, Deloitte

Acute Care Clinical Stage Pipeline

Investigational Product	PC	I	II	III	Rights
Meloxicam					WW
IV formulation					
Acute post operative pain					*Filed NDA*
IM formulation					
Acute pain					
Dexmedetomidine ("Dex")					WW, exc. Europe, Turkey, CIS
Dex-IN (intranasal)					
Peri-procedural pain					*Phase 2*
Cancer breakthrough pain					
Neuromuscular Blockers (NMB) (Anesthesia)					WW
IV Intermed – action (RP1000)					
IV Ultra-short action (RP2000)					
NMB Reversal (Anesthesia)					WW
RP3000					

RECRO PHARMA
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IV Meloxicam Overview FDA approved as an oral preferential COX-2 inhibitor and used in a number of indications Proprietary non-opioid, once daily injectable form for management of moderate to severe pain Incorporates Alkermes’ NanoCrystal® technology IV Meloxicam – once daily preferential COX-2 inhibitor for moderate to severe acute pain Multiple Phase 2 studies met primary endpoints in acute pain models Phase 3 efficacy trial in abdominoplasty met the primary endpoint Phase 3 efficacy trial in bunionectomy met the primary endpoint Phase 3 safety study demonstrated solid safety and tolerability profile Completed renal impairment and ECG studies Filed New Drug Application in July 2017; Received FDA acceptance for review in September 2017 (PDUFA Date- May 26, 2018) Formulation IP issued through 2022 and additional methods of preparation IP issued through May 2030 NanoCrystal® is a registered trademark of APIL

Phase 3 Safety Study Surgery Types Variable Overall Surgery: N (%) Abdominoplasty 43 (6.0) Gynecologic Surgery 89 (12.3) GI Surgery 39 (5.4) Soft Tissue Surgery 170 (23.6) Total Ankle Replacement 1 (0.1) Total Shoulder Replacement 8 (1.1) Total Hip Replacement 68 (9.4) Total Knee Replacement 156 (21.6) Orthropedic Trauma 1 (0.1) Complex Foot 71 (9.8) Bunionectomy 53 (7.4) Spinal 13 (1.8) Head And Neck 1 (0.1)

Phase 3 Safety Study Adverse Events – ≥3% in the IV Meloxicam Group % of Subjects IV Meloxicam 30 mg Placebo Adverse Event   N = 538 N = 183 Subjects with an SAE 2.6 5.5 Subjects with >=1 AE 63.0 65.0 Nausea 22.9 27.9 Constipation 9.5 9.3 Vomiting 5.0 7.7 Pruritis 3.9 5.5 GGT Increased 3.9 2.7 Headache 3.7 6.6 Anemia 3.3 2.2

Phase 3 Safety Study >65 years & Mild Renal Impairment Adverse Events – ≥3% in the IV Meloxicam Group N (%) of Subjects IV Meloxicam 30 mg Placebo Adverse Event   N = 88 N = 31 Subjects with >=1 AE 59 (67.0) 24 (77.4) Nausea   17 (19.3) 8 (25.8) Constipation   16 (18.2) 4 (12.9) Anemia   5 (5.7) 2 (6.5) Vomiting   5 (5.7) 2 (6.5) Pruritus   4 (4.5) 2 (6.5) GGT increased   3 (3.4) 2 (6.5) Pyrexia 3 (3.4) 1 (3.2) Urinary Tract Infection 3 (3.4) 1 (3.2) Postoperative Fever 3 (3.4) 1 (3.2)

Phase 3 Safety Study – Total Population Total Opioid Used (in morphine equivalents) 22.0% * 23.9% 33.9% * 23.2% * *p<0.05

Phase 3 Safety Study – Orthopedic Surgeries Total Opioid Used (in morphine equivalents) 27.4% * 26.1% * 38.4% * 25.8% * *p<0.05

Phase 3 Safety Study – Total Knee Replacement Total Opioid Used (in morphine equivalents) 36.4% 35.2% * * * 58.9% 38.4%

Phase 3 Safety Study >65 years & Mild Renal Impairment Total Opioid Used (in morphine equivalents) 30.5% 41.9% * 56.9% 33.8% *p<0.05

Next Steps for IV Meloxicam Filed NDA for IV Meloxicam in July 2017; Received FDA acceptance for review in September 2017 (PDUFA Date- May 26, 2018) Total across NDA: approximately 1400 meloxicam patients Largest Phase 3 double blind placebo controlled non-opioid study evaluating post operative IV pain product in a post-operative setting Finalize and initiate Phase 3B studies Orthopedic surgery (total knee)- opioid consumption/pain intensity Colorectal surgery-opioid consumption; length of stay Execute Commercialization and Launch Plan

Go To Market Strategy

Opioids Dominate the IV Pain Market Note: Patients may be treated with more than one analgesic during a given DRG Source: Truven Health Analytics 2014 Demonstrate clinical and economic value versus IV opioids

IV Meloxicam Target Opportunity Intra-abdominal Procedures Surgeons have keen interest in: Avoidance of opioids Avoidance of troughs in existing non-opioid pain med options If approved, could answer needs through: Relief of moderate to severe pain over 24 hours Reducing LOS Orthopedic Procedures Surgeons have keen interest in: Long lasting serious pain relief to get the patient through the trip home and first post-op day/night Many surgeons concerned about opioid use and potential for addiction If approved, could answer needs through: Relief of moderate to severe pain over 24 hours No addiction properties Acute Care Setting

Gaining Early Meloxicam Experience Strategic Objective Experience with IV Meloxicam: Build market experience with IV Meloxicam at settings that have lower barriers to adoption and appetite for experimentation Launch Targets Hospital Outpatient Settings Hospital Inpatient Settings Ambulatory Surgical Center Setting High Performing Surgeons That Practice at All Locations Early trials may carry back and drive adoption at Community and Academic Hospitals At Launch 50 Reps + 9 MSLs + 12 Account Managers

Targeted Accounts Cover ~12.6M Patients Across All Settings Of Care

Patient opportunity by setting of care

	Hospital Inpatient	ER	HOPD	ASC	Total
Addressable Procedures	11m	6.9m	9m	2.2m	~29m
Core Target Procedures	Orthopedic (Hip/Knee, Spine, other); General Surgery; GI/Colorectal				
Targeted Accounts	3.7m	0.5m	7.2m	1.2m	~12.6m
	1,475 Hospitals			~570 ASCs	

Notes:

- Addressable DRGs exclude DRGs where Meloxicam may be inappropriate (e.g. ObGyn, cardiovascular); Core Target DRGs are high volume Ortho, GI, General Surgery procedures
- ER procedures include many medical uses (e.g. back pain) where there is no surgical procedure; at launch ER utilization is considered spillover from other hospital settings
- Addressable HOPD/ASC procedures exclude colonoscopies, eye procedures and focus on Ortho, GI and General Surgery procedures → nearly all addressable procedures are targeted

Source: Definitive HC (DRG and CPT#) – Medicare; Projected to US All Payer @ 3.5X for ED, 4X for HOPD & ASC; Claims / Patient – LexisNexis: ASC 3X; HOPD/ED 1.2

RECRO PHARMA 19

At Full Deployment ~100 Reps Provide 80% Coverage of Target Market


Concentration Curve For US Hospitals, Procedure Volume
Number of Procedures
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
0
500
1000
1500
2000
2500
3000
Number of Hospitals
95%
80%
1,475 Institutions 3.8M Procedures
All Accounts


Concentration Curve For ASC, Estimated All Payer Claim Volume
Number of Claims
8
7
6
5
4
3
2
1
0
0
500
1000
1500
2000
2500
Number of ASCs
~570 ASC
~3.5m claims
~1.2m patients

Further ASC & IDN Data analysis in addition to pre-launch account profiling activity will lead to refinements in ASC targeting

Source: Definitive HC (2015-20161H)

RECRO PHARMA
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Surgical Setting Coding and Expected Reimbursement at Launch ASC Medicare patients Reimbursed at 80% of 95% of AWP Commercial patients Will be bundled with procedure or may be separately reimbursed based on the facility/provider contract HOPD Medicare patients Reimbursed at 80% of 95% of AWP Commercial patients Will be bundled with procedure or may be separately reimbursed based on the contract Medicare patients Reimbursed based on DRG Commercial patients Will be bundled and part of a case rate Hospital Inpatient

Contract Development and Manufacturing (CDMO) Business Overview Gainesville

Gainesville CDMO Facility Gainesville, GA, Facility Located on 148 acres of land, the facility has approximately 97,000 square feet of space Plant began operations early 90’s Includes 288 pallet vault built in accordance with DEA specifications Operates under cGMP standards Two level facility FDA/EMA/DEA Licensed Development, Scale-up and full scale manufacturing Manufactures product for U.S., European and Asian markets Solid oral-dosage forms capacity Capsule capacity- 500-700 million capsules Tablet capacity- 1.5 billion tablets

CDMO Overview CDMO facility 97,000 + sq. ft. solid oral dosage manufacturing cGMP DEA licensed; ~185 employees Revenues include product sales, royalties and profit sharing Positive cash flow providing debt service and non-dilutive financing source for Company development and operating activities Service capabilities Formulation, process development and optimization Process scale-up Clinical supply and validation Commercial supply Ritalin LA Once daily ADHD treatment marketed by Novartis Focalin XR ADHD treatment marketed by Novartis Verapamil/Verelan CV/High blood pressure treatment marketed by Teva and Lannett Zohydro ER Extended release hydrocodone marketed by Pernix Launched in 2014 Abuse deterrent form launched

Strong CDMO Business Performance Revenues include product sales, royalties and profit sharing 2016 revenues included one-time revenues; customer ordering patterns are not always predictable 2017 Guidance- Revenues of approximately $65M, and EBITDA* of approximately $25M Additional capacity for new product opportunities Positive cash flow for debt service obligations, as well as cash flow to contribute to the funding of Company operating activities, including product development, and commercialization. *EBITDA and Excess Cash Flow are non-GAAP financial measures (see reconciliation on page 31 of presentation) CDMO Segment ($millions) Year Ended December 31, 2016 (unaudited) Nine Months Ended Sept 30, 2017 (unaudited) Revenues $69.3 $52.8 CDMO Segment Operating Income $24.2 $18.0 EBITDA* $31.8 $23.6 Excess Cash Flow (before interest & principal payments) * $30.5 $17.3

$100 Million November 2017 Credit Facility Five-year, interest only term loan at LIBOR +9.75%; Issuance of 348,664 warrants at $8.60/share Three Tranches $60 million at closing $20 million upon FDA approval of IV meloxicam subject to certain financial liquidity conditions $20 million available after Recro demonstrates early IV meloxicam commercial traction Financial flexibility to aid our transformation into a commercial-stage enterprise Substantial reduction of our cost of capital Provides funding for IV Meloxicam FDA approval $45 million milestone Interest only structure allows for reinvestment of CDMO’s cash flows in value accretive commercial activities Repaid existing OrbiMed credit facility with payment of $31.7 million, plus transaction fees

Company Highlights Specialty pharmaceutical company focused on hospital and related settings with late stage investigational product, IV Meloxicam, targeting management of moderate to severe pain Filed New Drug Application for IV Meloxicam in July 2017; Received FDA acceptance for review in September 2017 (PDUFA Date- May 26, 2018) Multiple therapeutics in clinical development for hospital and related settings Non-opioid, alpha 2 agonist for peri-procedural use; Recent acquisition of Neuromuscular Blockers (NMB) and related reversal agents from Cornell University Used for rapid induction and reversal of neuromuscular blockade Revenue and cash flow positive contract development and manufacturing (CDMO) business Estimated Cash position-$64 million @ 12/31/17* $100 million credit facility secured on November 17, 2017 Substantial reduction of our cost of capital after full repayment of existing debt; Provides funding for IV Meloxicam approval milestone Interest only structure allows for reinvestment of CDMO’s cash flows in value accretive commercial activities Experienced management team with significant development, regulatory and commercial experience *Our estimate of our cash, cash equivalents and investments as of December 31, 2017 is an estimate prepared by management in good faith based upon internal reporting and expectations as of and for the year ended December 31, 2017. This estimate is preliminary, and unaudited, and may be revised as a result of management's further review of our results.  We and our auditors have not completed the year end  procedures as of and for the year ended December 31, 2017, and there can be no assurance that our final results for this period will not differ from this estimate.

Appendix

Peak Analgesic Effects of IV Meloxicam and Morphine Single 30mg Dose Performance over 24 hrs (Abdominal Hysterectomy Trial – IV Meloxicam vs IV Morphine) Baseline Pain Level ~60

Efficacy in Double Blind Laparoscopic Abdominal Surgery compared to Ketorolac and to Placebo *** p < 0.001 vs. Placebo

Reconciliation of Non-GAAP Financial Measures (unaudited)

To supplement our financial results determined by U.S. generally accepted accounting principles ("GAAP"), we have also disclosed in the table below the following non-GAAP information for our Contract Development and Manufacturing division ('CDMO segment"): earnings before interest, taxes, depreciation and amortization ("EBITDA") and Excess Cash Flow. We believe these non-GAAP financial measures are helpful in understanding our CDMO segment as such useful to investors in allowing for greater transparency of supplemental information used by management. EBITDA is used by investors, as well as management in assessing our performance. Under the credit agreement with our lender (OrbiMed), Excess Cash Flow after interest paid on the OrbiMed debt, is one of the metrics used to determine the amount that OrbiMed may require the Company to prepay on the outstanding principal on our loan on a quarterly basis (see Notes to Financial Statements for description of the credit agreement). Excess Cash Flow is a useful measure of cash flow available to not just service debt, but also use for other Company operating activities, including product development and commercialization. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, reported GAAP results. Further, Non-GAAP financial measures, even if similarly titled, may not be calculated in the same manner by all companies, and therefore should not be compared.

CDMO Segment ($'s in millions)	2016	2017 Nine Months	2017 Estimate
Operating Income	**$24.2**	**$18.0**	**$18.5**
Depreciation	$5.0	$3.6	$4.3
Amortization of intangible assets	$2.6	$1.9	$2.2
EBITDA	**$31.8**	**$23.6**	**$25.0**
Capital expenditures	($4.3)	($3.6)	($4.7)
Change in working capital	$2.2	($3.4)	($2.1)
Stock-based compensation expense	$0.8	$0.8	$1.0
Excess Cash Flow (before interest & principal payments)	**$30.5**	**$17.3**	**$19.2**

RECRO PHARMA

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